EVERY CONTRACTHOLDER'S VOTE IS IMPORTANT

                    YOUR VOTE IS IMPORTANT!

                    AND NOW YOU CAN VOTE ON THE PHONE OR THE INTERNET.

                    IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:


                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

                    2. CALL TOLL-FREE 1-866-235-4258 OR GO TO WEBSITE:
                    HTTPS://VOTE.PROXY-DIRECT.COM


                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE SHADED BOX FROM YOUR VOTING INSTRUCTION CARD.

                    4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                    5. DO NOT MAIL YOUR VOTING INSTRUCTION CARD WHEN YOU VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.

VOTING INSTRUCTION ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST  VOTING INSTRUCTION
                            AZL AIM BASIC VALUE FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 19, 2007

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF PLACESTATENEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL AIM Basic Value Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Van Kampen Comstock Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on September 19, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.



                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com

                    VOTE VIA THE TELEPHONE: 1-866-235-4258
                    [999 99999 999 999]    [              ]

                    NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL TITLE AS SUCH.

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                    Date                                     17962_ALZ_073007_A

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     EVERY CONTRACTHOLDER'S VOTE IS IMPORTANT

                    YOUR VOTE IS IMPORTANT!

                    AND NOW YOU CAN VOTE ON THE PHONE OR THE INTERNET.

                    IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

                    2. CALL TOLL-FREE 1-866-235-4258 OR GO TO WEBSITE:
                    HTTPS://VOTE.PROXY-DIRECT.COM

                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE SHADED BOX FROM YOUR VOTING INSTRUCTION CARD.

                    4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                    5. DO NOT MAIL YOUR VOTING INSTRUCTION CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.





VOTING INSTRUCTION ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST  VOTING INSTRUCTION

                      AZL VAN KAMPEN AGGRESSIVE GROWTH FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 19, 2007

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF PLACESTATENEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL Van Kampen Aggressive Growth Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Van Kampen Mid Cap Growth Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on September 19, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com

                    VOTE VIA THE TELEPHONE: 1-866-235-4258
                    [999 99999 999 999]    [              ]

                    NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL TITLE AS SUCH.

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                     Date                                 17962_ALZ_073007_B

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     EVERY CONTRACTHOLDER'S VOTE IS IMPORTANT

                    YOUR VOTE IS IMPORTANT!

                    AND NOW YOU CAN VOTE ON THE PHONE OR THE INTERNET.

                    IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

                    2. CALL TOLL-FREE 1-866-235-4258 OR GO TO WEBSITE:
                    HTTPS://VOTE.PROXY-DIRECT.COM

                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE SHADED BOX FROM YOUR VOTING INSTRUCTION CARD.

                    4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                    5. DO NOT MAIL YOUR VOTING INSTRUCTION CARD WHEN YOU VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.





VOTING INSTRUCTION ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST  VOTING INSTRUCTION

                      AZL VAN KAMPEN STRATEGIC GROWTH FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 19, 2007

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF PLACESTATENEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL Van Kampen Strategic Growth Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL Dreyfus Founders Equity Growth Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on September 19, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                    VOTE VIA THE INTERNET: https://vote.proxy-direct.com

                    VOTE VIA THE TELEPHONE: 1-866-235-4258
                    [999 99999 999 999]    [              ]

                    NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL TITLE AS SUCH.

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                    Date                                17962_ALZ_073007_C

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

     EVERY CONTRACTHOLDER'S VOTE IS IMPORTANT

                    YOUR VOTE IS IMPORTANT!

                    AND NOW YOU CAN VOTE ON THE PHONE OR THE INTERNET.

                    IT SAVES MONEY! TELEPHONE AND INTERNET VOTING SAVES POSTAGE COSTS. SAVINGS WHICH CAN HELP MINIMIZE FUND EXPENSES.

                    IT SAVES TIME! TELEPHONE AND INTERNET VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                    IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                    1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

                    2. CALL TOLL-FREE 1-866-235-4258 OR GO TO WEBSITE:
                    HTTPS://VOTE.PROXY-DIRECT.COM

                    3. ENTER THE 14-DIGIT NUMBER LOCATED IN THE SHADED BOX FROM YOUR VOTING INSTRUCTION CARD.

                    4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

                    5. DO NOT MAIL YOUR VOTING INSTRUCTION CARD WHEN YOU VOTE BY PHONE OR INTERNET.


                  Please detach at perforation before mailing.


VOTING INSTRUCTION ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST  VOTING INSTRUCTION

                            AZL OCC RENAISSANCE FUND
            VOTING INSTRUCTIONS FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 19, 2007

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE INSURANCE COMPANY OF PLACESTATENEW YORK. The undersigned hereby instructs Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (collectively, "Allianz") to represent and vote the number of shares of the AZL OCC Renaissance Fund (the "Acquired Fund"), which is proposed to be reorganized into the AZL OCC Value Fund (the "Acquiring Fund"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at the Special Meeting of Shareholders to be held on September 19, 2007, at 10:00 a.m., Central Time, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota, and at any adjournment thereof, upon the matter below, as set forth in the Notice of a Special Meeting of Shareholders and in the accompanying proxy statement/prospectus.

VOTES OF CONTRACT OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED. Receipt of the Notice of a Special Meeting of Shareholders and of the accompanying proxy statement is acknowledged by your execution of these voting instructions.

                   VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                   VOTE VIA THE TELEPHONE:  1-866-235-4258
                    [999 99999 999 999]    [              ]


                    NOTE: PLEASE DATE THESE VOTING INSTRUCTIONS AND SIGN YOUR NAME IN THE EXACT FORM AS IT APPEARS HEREIN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN AS "TRUSTEE" OR "EMPLOYER", PLEASE GIVE FULL TITLE AS SUCH.

                    ----------------------------------------------------------
                    Signature

                    ----------------------------------------------------------
                    Signature
                    ----------------------------------------------------------
                    Date                                17962_ALZ_073007_D

                    PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                    EVERY CONTRACTHOLDER'S VOTE IS IMPORTANT


                  Please detach at perforation before mailing.
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

The undersigned hereby instructs Allianz to vote as indicated below. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

1. To approve an Agreement and Plan of Reorganization (the
   "Plan") between each Acquired Fund, each of which is a series of the Allianz Variable Insurance Products Trust
   (the "VIP Trust"), and another comparable mutual fund, which is another series of the VIP Trust. Under the Plan, the applicable Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for shares of the Acquiring Fund, which will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

PLEASE MARK VOTES AS IN THIS EXAMPLE:    [X]    FOR       AGAINST    ABSTAIN
                                               [   ]      [   ]      [  ]

                                17962_ALZ_073007